UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ALPHAVEST ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF ALPHAVEST ACQUISITION CORP

205 W. 37th Street

New York, NY 10018

TO BE HELD ON DECEMBER 18, 2024

Dear AlphaVest Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of AlphaVest Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaVest,” “we,” “us” or “our”), which will be held on December 18, 2024, at 9:30 a.m. Eastern Standard Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, Texas 77002, and virtually via live webcast at www.virtualshareholdermeeting.com/ATMV2024SM.

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business AlphaVest will conduct at the Extraordinary General Meeting and provide information about AlphaVest that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Articles Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement which reflects:

(i)	the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination (as defined below) has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)	the deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

We refer to this proposal as the “Articles Amendment Proposal”;

Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by at least sixty-five percent (65%) of the then outstanding Ordinary Shares, to further amend AlphaVest’s investment management trust agreement, dated as of December 19, 2022, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to September 22, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $55,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until September 22, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension (the “Adjournment Proposal”).

Each of the Articles Amendment Proposal, Trust Agreement Amendment Proposal, and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Articles Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment, Redemption Limitation Amendment, and Extension. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional time and flexibility to complete our previously announced Business Combination. On August 16, 2024, AlphaVest entered into a business combination agreement with AV Merger Sub, a Washington corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and AMC Corporation, a Washington corporation (“AMC”). However, there can be no guarantee the business combination with Merger Sub and AMC will be consummated. If it is not consummated, the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or December 22, 2024, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Articles Amendment Proposal, and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal, and Trust Agreement Amendment Proposal are approved and the Extension Amendment, Redemption Limitation Amendment, Trust Agreement Amendment and Extension are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Redemption Limitation Amendment is not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended, because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”).. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment is not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP (the “Sponsor”), extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing into the Trust Account additional funds. If the Articles Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.34 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $53,593,452 as of the Record Date (including interest not previously released to AlphaVest to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $11.31. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 more per share than if the Public Shares were sold in the open market. AlphaVest cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaVest believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaVest does not complete a Business Combination on or before the Termination Date.

If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 7,006,329 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 2,390,386 Public Shares, or approximately 51.0% of the outstanding Public Shares, to vote in favor of the Articles Amendment Proposal to approve each such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,273,614 Public Shares or approximately 48.1% of the Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,222,666, or approximately 26.0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on November 15, 2024 (the “Record Date”) as the date for determining AlphaVest shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 4,725,829 issued and outstanding Public Shares, 1,850,000 issued and outstanding Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units. AlphaVest’s rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, September 22, 2025. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, September 22, 2025.

After careful consideration of all relevant factors, the Board has determined that the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal (if required) are in the best interests of AlphaVest and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AlphaVest’s Sponsor, directors and officers have interests in the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, AlphaVest urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of AlphaVest Acquisition Corp

Yong (David) Yan

Chief Executive Officer

December 3, 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECEMBER 16, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Redemption Limitation Amendment is not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment is not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 18, 2024: This notice of meeting and the accompanying Proxy Statement are being made available on or about December 3, 2024, at www.virtualshareholdermeeting.com/ATMV2024SM.

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF ALPHAVEST ACQUISITION CORP

TO BE HELD ON DECEMBER 18, 2024

To the Shareholders of AlphaVest Acquisition Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of AlphaVest Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaVest,” “we,” “us” or “our”), will be held on December 18, 2024, at 9:30 a.m. Eastern Time. The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, TX 77002, and virtually via live webcast at www.virtualshareholdermeeting.com/ATMV2024SM.

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if through fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated December 3, 2024 and is first being mailed to shareholders on or about that date:

Proposal No. 1 — Articles Amendment Proposal— To resolve as a special resolution, that the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement, which reflects:

(i)	the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination (as defined below) has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)	the deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation, be adopted with immediate effect.

Proposal No. 2 - Trust Agreement Amendment Proposal — To resolve that AlphaVest’s investment management trust agreement, dated as of December 19, 2022, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), be amended to allow the Company to extend the Termination Date from December 22, 2024 up to nine (9) times for an additional one (1) month each time up to September 22, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable and depositing into the trust account (the “Trust Account”), for each one-month extension, $55,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement (the “Trust Agreement Amendment Proposal”).

Proposal No. 3 - Adjournment Proposal— To approve as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment, Trust Agreement Amendment and the Redemption Limitation Amendment.

Each of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Articles Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment, Redemption Limitation Amendment and Extension. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional and flexibility to complete our previously announced Business Combination. On August 16, 2024, AlphaVest entered into a business combination agreement with AV Merger Sub, a Washington corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and AMC Corporation, a Washington corporation (“AMC”). However, there can be no guarantee the business combination with Merger Sub and AMC will be consummated. If it is not consummated, the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or December 22, 2024, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our Sponsor, extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing into the Trust Account additional funds. If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.34 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $53,593,452 as of the Record Date (including interest not previously released to AlphaVest to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $11.31. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 more per share than if the Public Shares were sold in the open market. AlphaVest cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaVest believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaVest does not complete a Business Combination on or before the Termination Date.

If the Articles Amendment Proposal and, the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment or the Redemption Limitation Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 16, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Articles Amendment Proposal. If the Extension Amendment, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 7,006,329 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 2,390,386 Public Shares, or approximately 51.0% of the outstanding Public Shares, to vote in favor of the Articles Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,273,614 Public Shares or approximately 48.1% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. All outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,222,666 or approximately 26.0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Articles Amendment Proposal or, the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on November 15, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 4,725,829 issued and outstanding Public Shares, 1,850,000 issued and outstanding Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units. AlphaVest’s rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, AlphaVest urges you to read this material carefully and vote your shares.

This Proxy Statement is dated December 3, 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of AlphaVest Acquisition Corp

Yong (David) Yan

Chief Executive Officer

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect AlphaVest’s current views with respect to, among other things, its capital resources and results of operations. Likewise, AlphaVest’s financial statements and all of AlphaVest’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect AlphaVest’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. AlphaVest does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	AlphaVest’s ability to complete a Business Combination, including approval by the shareholders of AlphaVest;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of AlphaVest;

●	the use of funds not held in the Trust Account or available to AlphaVest from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect AlphaVest’s good faith beliefs, they are not guarantees of future performance. AlphaVest disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause AlphaVest’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AlphaVest’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 16, 2024, and in other reports AlphaVest filed with the SEC, including AlphaVest’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, filed with the SEC on May 20, 2024, June 30, 2024, filed with the SEC on August 19, 2024, and September 30, 2024, filed with the SEC on November 19, 2024. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AlphaVest.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest’s registration statement on Form S-1 (File No. 333-268188) for AlphaVest’s IPO was declared effective by the SEC on December 19, 2022. On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EarlyBirdCapital, Inc. (“EBC”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 private Units to the Sponsor, and 25,000 private Units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

An aggregate of $70,380,000 of the net proceeds from AlphaVest’s IPO and sale of the units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement (the “Private Placement Units” were deposited in the Trust Account established for the benefit of the holders of Public Shares.

On August 16, 2024, AlphaVest entered into a business combination agreement with AV Merger Sub, a Washington corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and AMC Corporation, a Washington corporation (“AMC”).

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Currently, the Company has until the Termination Date, or December 22, 2024, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal, and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

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Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on December 18, 2024, at 9:30 a.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast by visiting www.virtualshareholdermeeting.com/ATMV2024SM.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at www.virtualshareholdermeeting.com/ATMV2024SM. You can virtually attend the Extraordinary General Meeting via the internet by visiting www.virtualshareholdermeeting.com/ATMV2024SM and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	AlphaVest shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1— Articles Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects:

(i)	the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination (as defined below) has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)	deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

We refer to this proposal as the “Articles Amendment Proposal”

Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AlphaVest’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to September 22, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account the $55,000 per one-month extension two (2) days prior to such Extension until September 22, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

Proposal No. 3 - Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, Trust Agreement Amendment, Redemption Limitation Amendment and Extension. Pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

If the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented and one or more AlphaVest shareholders elect to redeem their Public Shares, AlphaVest will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for AlphaVest’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

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If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, EarlyBirdCapital, Inc. (“EBC”) and all of AlphaVest’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is AlphaVest proposing the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional time and flexibility to complete our previously announced Business Combination. On August 16, 2024, AlphaVest entered into a business combination agreement with Merger Sub and AMC. However, there can be no guarantee the business combination with Merger Sub and AMC will be consummated. If it is not consummated, the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete a Business Combination. Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders.

The purpose of the Redemption Limitation Amendment is to facilitate the consummation of a business combination. If the Redemption Limitation Amendment is not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our PO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Currently, the Company has until the Termination Date, or December 22, 2024, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by AlphaVest shareholders, AlphaVest may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment, or to otherwise provide additional time to effectuate the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment. If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or the Trust Agreement Amendment Proposal.

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You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, September 22, 2025. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, September 22, 2025.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q.	Why should I vote “FOR” the Articles Amendment Proposal?

A.	AlphaVest believes its shareholders will benefit from AlphaVest consummating a Business Combination and is proposing the Articles Amendment Proposal to give the Company the right to extend the Combination Period from December 22, 2024 up to nine (9) times for an additional one (1) month each time up to September 22, 2025. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal is approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

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Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP, extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing additional funds into the Trust Account. If the Articles Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

Whether a holder of public shares votes in favor of or against the Articles Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. Unless the Redemption Limitation Amendment is implemented, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Articles Amendment Proposal is approved, we will have until the Extended Date to consummate our initial business combination.

The Board recommends that you vote in favor of the Articles Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	AlphaVest believes its shareholders will benefit from AlphaVest consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to allow the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to September 22, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP, extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing additional funds into the Trust Account. If the Articles Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

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The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or the Trust Agreement Amendment Proposal or implementation of the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised AlphaVest that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Articles Amendment Proposal. On the Record Date, the Sponsor, EBC, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by the Sponsor and the officers and directors of AlphaVest, representing approximately 32.5% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 2,390,386 Public Shares, or approximately 51.0% of the outstanding Public Shares, to vote in favor of the Articles Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 2,273,614 Public Shares or approximately 48.1% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Sares underling the Private Placement Units, the Company will need 1,222,666 or approximately 26.0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

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Q.	What if I do not want to vote “FOR” the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal?

A.

If you do not want the Articles Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal, AlphaVest may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Articles Amendment Proposal and, the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, EBC, and the officers, directors and the initial shareholders of AlphaVest waived their rights to participate in any liquidation distribution with respect to the 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

Q.	If the Articles Amendment Proposal is approved, what happens next?

A.	If the Articles Amendment Proposal is approved, then the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with immediate effect and AlphaVest will proceed to file the amendment to the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, September 22, 2025.

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If the Articles Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AlphaVest held by AlphaVest’s officers, directors, the Sponsor and its affiliates. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even if the Articles Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q.	If the Trust Agreement Amendment Proposal is approved, what happens next?

A.	If the Trust Agreement Amendment Proposal is approved, then AlphaVest will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate a Business Combination on or before the last Extended Date, September 22, 2025.

Q.	If the Articles Amendment Proposal is approved, what happens next?

A.	If the Articles Amendment Proposal is approved, then the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with immediate effect and AlphaVest will proceed to file the amendment to the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, September 22, 2025.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Articles Amendment Proposal?

A.	Yes. Whether you vote for or against the Articles Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to AlphaVest’s Chief Executive Officer located at AlphaVest Acquisition Corp, 205 W. 37th Street New York, NY 10018 Attn: Yong (David) Yan, so that it is received by AlphaVest’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	Attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to AlphaVest’s Chief Executive Officer, which must be received by AlphaVest’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

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Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AlphaVest believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Articles Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of AlphaVest shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

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Accordingly, an AlphaVest shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on November 15, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on December 17, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.virtualshareholdermeeting.com/ATMV2024SM and entering the voter control number included on your proxy card.

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Q.	Does the Board recommend voting “FOR” the approval of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, the Board has determined that each proposal is in the best interests of AlphaVest and its shareholders. The Board recommends that AlphaVest shareholders vote “FOR” each of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.	What interests do AlphaVest’s Sponsor, directors and officers have in the approval of the Articles Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	AlphaVest’s Sponsor, directors and officers have interests in the Articles Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Articles Amendment Proposal?

A.	No. There are no appraisal rights available to AlphaVest shareholders in connection with the Articles Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares.

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If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Articles Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Articles Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment, AlphaVest shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 16, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Articles Amendment Proposal. If the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

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A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Articles Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	AlphaVest will pay the cost of soliciting proxies for the Extraordinary General Meeting. AlphaVest has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaVest will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AlphaVest may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

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Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

AlphaVest Acquisition Corp

205 W. 37th Street

New York, NY 10018

Tel: (203) 998-5540

You may also contact the proxy solicitor for AlphaVest at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (800) 207-2872

Email: ATMV@dfking.com

To obtain timely delivery, AlphaVest shareholders must request the materials no later than December 11, 2024, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about AlphaVest from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on December 16, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor New York, NY 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

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EXTRAORDINARY GENERAL MEETING OF ALPHAVEST

This Proxy Statement is being provided to AlphaVest shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of AlphaVest shareholders to be held on December 18, 2024 and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about December 3, 2024 to all shareholders of record of AlphaVest as of November 15, 2024, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:30 a.m. Eastern Time on December 18, 2024, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast by visiting www.virtualshareholdermeeting.com/ATMV2024SM and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, AlphaVest shareholders will consider and vote on the following proposals:

●	Proposal No. 1— Articles Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects:

(i)	the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination (as defined below) has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)	deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

●	Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AlphaVest’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to September 22, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account $55,000 per one-month extension two (2) days prior to such Extension for each Extension until September 22, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

●	Proposal No. 3 - Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment, the Redemption Limitation Amendment and Extension.

Voting Power; Record Date

As a shareholder of AlphaVest, you have a right to vote on certain matters affecting AlphaVest. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on November 15, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,006,329 issued and outstanding shares, of which 4,725,829 shares were held by holders of Public Shares and 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units were held by the initial shareholders.

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Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by the Sponsor and the officers and directors of AlphaVest, representing approximately 32.5% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 2,390,386 Public Shares, or approximately 51.0% of the outstanding Public Shares, to vote in favor of the Articles Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 2,273,614 Public Shares or approximately 48.1% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 1,222,666 or approximately 26.0% of the outstanding Public Shares outstanding to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that AlphaVest will not be able to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, September 22, 2025, if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If AlphaVest fails to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, September 22, 2025, if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

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Voting Your Shares—Shareholders of Record

If you are an AlphaVest shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Articles Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on December 17, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.virtualshareholdermeeting.com/ATMV2024SM and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from AlphaVest. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

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You may virtually attend the Extraordinary General Meeting by visiting www.virtualshareholdermeeting.com/ATMV2024SM and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. AlphaVest encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:30 a.m. Eastern Time, on December 18, 2024, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast at www.virtualshareholdermeeting.com/ATMV2024SM. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●

you may notify AlphaVest’s Chief Executive Officer in writing to AlphaVest Acquisition Corp, 205 W. 37th Street New York, NY 10018 Attn: Yong (David) Yan before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Articles Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King, AlphaVest’s proxy solicitor, toll-free at (800) 207-2872 or via email at ATMV@dfking.com.

Redemption Rights

In connection with the Articles Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

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Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 16, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Articles Amendment Proposal. If the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $53,593,452 as of the Record Date. Prior to their exercising redemption rights, AlphaVest shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AlphaVest, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AlphaVest’s rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to AlphaVest shareholders in connection with the Articles Amendment Proposal.

Proxy Solicitation Costs

AlphaVest is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. AlphaVest has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaVest and its directors, officers and employees may also solicit proxies on the internet. AlphaVest will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AlphaVest will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. AlphaVest will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to AlphaVest shareholders. Directors, officers and employees of AlphaVest who solicit proxies will not be paid any additional compensation for soliciting.

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Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Articles Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. AlphaVest’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding AlphaVest Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and AlphaVest’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.014 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $19,509,750 based upon the closing price of $11.31 per share on Nasdaq on the Record Date.

●	Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 Private Units to the Sponsor, and 25,000 Private Units to EBC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. On December 29, 2022, EarlyBirdCapital, Inc. exercised the Overallotment to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AlphaVest does not consummate a business combination by the Termination Date or such later date that may be approved by AlphaVest shareholders in accordance with the Existing Charter.

●	The Sponsor and AlphaVest’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $2.19 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and AlphaVest’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with AlphaVest but were not offered due to an AlphaVest director’s duties to another entity. AlphaVest does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved and AlphaVest consummates an initial Business Combination, the officers and directors of AlphaVest may have additional interests as described in the Proxy Statement/prospectus for such transaction.

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PROPOSAL NO. 1—THE ARTICLES AMENDMENT PROPOSAL

Overview

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EBC exercised its over-allotment option, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 private units to the Sponsor, and 25,000 private units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AlphaVest is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from December 22, 2024 up to nine (9) times each by an additional one (1) month for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its IPO), to September 22, 2025 by depositing into the Trust Account, for each Extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Second Amended and Restated Memorandum and Articles of Association of AlphaVest is attached to this Proxy Statement as part of Annex A.

Proposed Business Combination

On August 16, 2024, AlphaVest entered into a business combination agreement (the “AMC Business Combination Agreement”) with AV Merger Sub, a Washington corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and AMC Corporation, a Washington corporation (“AMC”).

Pursuant to the terms of the AMC Business Combination Agreement, a business combination between the Company and AMC will be effected through the merger of Merger Sub with and into AMC, with AMC surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

Pursuant to the AMC Business Combination Agreement, immediately prior to the closing of the Merger, AlphaVest Acquisition Corp intends to effect a deregistration under the Companies Act (As Revised) of the Cayman Islands and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which the jurisdiction of incorporation for AlphaVest will be changed from the Cayman Islands to the State of Delaware.

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Reasons for the Articles Amendment Proposal

The Existing Charter currently provides that AlphaVest has until the Termination Date to complete an initial Business Combination. AlphaVest and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless AlphaVest provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Articles Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Articles Amendment Proposal is approved and the Extension and, Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, September 22, 2025, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP, extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing additional funds into the Trust Account. If the Articles Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

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The Articles Amendment Proposal is essential to allowing AlphaVest additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the non-interest Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

We are also proposing to amend our Existing Charter to eliminate from the Existing Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Our board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial Business Combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed, and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Articles Amendment Proposal is Not Approved

The approval of the non-interest Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the non-interest Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the non-interest Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

If the Redemption Limitation Amendment is not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Existing Charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment is not implemented, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment is not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Articles Amendment Proposal is Approved

If the Articles Amendment Proposal is approved, the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and AlphaVest will proceed to file the amendment to Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s amendment to the Second Amended and Restated Memorandum and Articles of Association gives the Company the right to extend the Combination Period from December 22, 2024 up to nine (9) times each by an additional one (1) month for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its IPO) up to September 22, 2025. AlphaVest will then continue to attempt to consummate a Business Combination until the last Extended Date, September 22, 2025. AlphaVest will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, September 22, 2025. If AlphaVest enters into a definitive agreement with a target to consummate a Business Combination, the vote by AlphaVest shareholders to approve such Business Combination will occur at a separate meeting of AlphaVest shareholders, to be held at a later date, and the solicitation of proxies from AlphaVest shareholders in connection with such separate meeting, and the related right of AlphaVest shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Articles Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Extension Amendment and the Redemption Limitation Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING

REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Articles Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

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We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option.

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The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

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Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

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●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Articles Amendment Proposal.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by the Sponsor and the officers and directors of AlphaVest, representing approximately 32.5% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, the Company will need 2,390,386 Public Shares, or approximately 51.0% of the outstanding Public Shares, to vote in favor of the Articles Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Articles Amendment Proposal and the Trust Agreement Amendment Proposal. Unless the Redemption Limitation Amendment is implemented pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

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Full Text of Resolution

RESOLVED as a special resolution, that the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement, which reflects:

(i)	the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination (as defined below) has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)	the deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation, be adopted with immediate effect.

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE ARTICLES AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EBC exercised its over-allotment option, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 Private Units to the Sponsor, and 25,000 Private Units to EBC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AlphaVest is proposing to amend its Trust Agreement to allow the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to September 22, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable, and by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.

Proposed Business Combination

On August 16, 2024, AlphaVest entered into a business combination agreement with, Merger Sub and AMC. Pursuant to the terms of the AMC Business Combination Agreement, a business combination between the Company and AMC will be effected through the merger of Merger Sub with and into AMC, with AMC surviving the Merger as a wholly owned subsidiary of the Company.

Reasons for the Trust Agreement Amendment Proposal

The Trust Agreement currently provides that AlphaVest has until the Termination Date to complete an initial Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment is implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, September 22, 2025 given the actions that must occur prior to closing of a Business Combination.

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Pursuant to the Existing Charter and Trust Agreement, we may if the Board anticipates that the Company may not be able to consummate a business combination within 12 months of the closing of the IPO, we may, by resolution of the Board, at the request of our Sponsor, extend the period of time to consummate a business combination up to six (6) times, each by an additional three months, subject to sponsor depositing into the Trust Account additional funds. If the Articles Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Trust Agreement Amendment Proposal is essential to allowing AlphaVest additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Trust Agreement Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement and may liquidate on the Termination Date.

If the Trust Agreement Amendment Proposal is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the other conditions to implementing the Trust Agreement Amendment are satisfied or waived. If the Trust Agreement Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

If the Trust Agreement Amendment Proposal is Approved

If the Trust Agreement Amendment Proposal is approved, the Company will then continue to attempt to consummate a business combination until the applicable Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Termination Date as described below and does not wish to seek an additional extension.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, September 22, 2025. If AlphaVest enters into a definitive agreement with a target to consummate a Business Combination, the vote by AlphaVest shareholders to approve such Business Combination will occur at a separate meeting of AlphaVest shareholders, to be held at a later date, and the solicitation of proxies from AlphaVest shareholders in connection with such separate meeting, and the related right of AlphaVest shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Trust Agreement Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Trust Agreement Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Vote Required for Approval

Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

On the Record Date, the Sponsor, EBC, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by the Sponsor and the officers and directors of AlphaVest, representing approximately 32.5% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 2,273,614 Public Shares or approximately 48.1% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the Articles Amendment. Unless the Redemption Limitation Amendment is implemented, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement and may liquidate on the Termination Date.

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Full Text of Resolution

“RESOLVED that the AlphaVest’s investment management trust agreement, dated as of December 19, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 22, 2024 up to nine (9) times for an additional one (1) month each time up to September 22, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), for each one-month extension, $55,000 per one-month extension two (2) days after giving effect to the Redemption (the “Extension Payment”) until September 22, 2025 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment. The Adjournment Proposal will only be presented to AlphaVest shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, EBC, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units held by the Sponsor and the officers and directors of AlphaVest, representing approximately 32.5% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and Ordinary Shares underlying the Private Placement Units, the Company will need 1,222,666 or approximately 26.0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Articles Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“RESOLVED as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal OR the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 16, 2024, and in other reports AlphaVest filed with the SEC, including AlphaVest’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, filed with the SEC on May 20, 2024, June 30, 2024, filed with the SEC on August 19, 2024, and September 30, 2024, filed with the SEC on November 19, 2024, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment, the Trust Agreement Amendment, the Redemption Limitation Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment, the Trust Agreement Amendment, the Redemption Limitation Amendment and Extension involves a number of risks. Even if the Extension Amendment, the Trust Agreement Amendment, the Redemption Limitation Amendment and Extensions are implemented, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, September 22, 2025. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension, Trust Agreement Amendment, Redemption Limitation Amendment and Extension Amendment are satisfied or waived, the Company expects to continue to work to consummate its initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination and our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine we may abandon our efforts to consummate a Business Combination and instead liquidate the Company. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire and become worthless.

We may not be able to complete our initial Business Combination of a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

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Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we currently only have a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $11.34 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a business combination may be impacted by the fact that our Sponsor’s major shareholder, Pengfei Zheng, is a non-U.S. person, and a majority of our officers and directors are located in or have significant ties to the People’s Republic of China, including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as CFIUS or ultimately prohibited.

Our Sponsor is currently controlled by Mr. Pengfei Zheng. In addition, a majority of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

39

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we currently only have 24 months (or 33 months if the Extension is implemented) to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our Public Shareholders may only receive $11.34 per share initially, and our rights will expire worthless. Our Public Shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Ordinary Shares, and rights are currently listed on Nasdaq, a national securities exchange. On September 13, 2024, AlphaVest received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying the Company that the Company is not in compliance with Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires the Company to have at least 400 total holders for continued listing on The Nasdaq Global Market. An indicator will be displayed with quotation information related to the Company’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Notice does not impact the listing of the Company’s securities on Nasdaq at this time. On November 12, 2024, we received a confirmation from Nasdaq that our application to transfer our units, Ordinary Shares and rights to the Nasdaq Capital Market was accepted and that our units, Ordinary Shares and rights will be listed on Nasdaq beginning on November 14, 2024. With the transfer of our securities, we believe we are now in compliance with all Nasdaq rules. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Extension Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Ordinary Shares fail to meet Nasdaq’s continued listing requirements, our units and rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Ordinary Shares, units, or rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the charter amendment proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, our shareholders and we could face significant material adverse consequences, including:

●	limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Ordinary Shares are a “penny stock” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Ordinary Shares, and rights are currently listed on Nasdaq, our units, Ordinary Shares, and rights are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

40

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of AlphaVest’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of AlphaVest’s Ordinary Shares, by:

●	each person known by AlphaVest to be the beneficial owner of more than 5% of AlphaVest’s outstanding Ordinary Shares;

●	each of AlphaVest’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all AlphaVest’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 7,006,328 outstanding shares (including 4,725,829 Public Shares, 1,850,000 Founder Shares and 430,500 Ordinary Shares underlying the Private Placement Units) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class.

Unless otherwise indicated, AlphaVest believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

41

		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner (1)	Beneficially Owned	Shares
AlphaVest Holding LP (2)	852,162	12.2%
Peace Capital Limited (2)	1,035,000	14.8
Pengfei Zheng(2)	1,887,162	26.9%
Yong (David) Yan(3)	-	-%
Song (Steve) Jing(3)	-	-%
Shu Wang	-	-
Li (Helen) Wei	-	-
All executive officers and directors as a group (6 individuals)	1,667,162	26.9%
First Trust Capital Management L.P.(4)	1,106,161	15.8%
Wolverine Asset Management LLC (5)	445,598	6.36%
Cowen and Company, LLC (6)	407,995	5.82%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AlphaVest Acquisition Corp, 205 W. 37th Street New York, NY 10018.

(2)	Our Sponsor is the record holder of founder shares reported herein. Mr. Zheng is the sole director and shareholder of Peace Capital Limited, which owns 62.5% of the Sponsor entity. Accordingly, he is deemed to be the beneficial owner of such shares. This includes 345,000 Ordinary Shares which TenX Global Capital LP holds through our Sponsor.

(3)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in our Sponsor.

(4)	According to a Schedule 13G filed with the SEC on February 14, 2024, the Ordinary Shares are held by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). FTCM has the authority to invest Ordinary Shares as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any shares of the Company’s Ordinary Shares. As of December 31, 2023, VARBX owned 524,847 shares of the outstanding Ordinary Shares of the Issuer, while FTCM, FTCS and Sub GP collectively owned 581,314 shares of the outstanding Ordinary Shares of the Company. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(5)	According to a Schedule 13G filed with the SEC on October 15, 2024, the Ordinary Shares are held by Wolverine Asset Management, LLC (“WAM”). The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 445,598 of the Issuer’s Ordinary Shares. The address for WAM, Wolverine Holdings, WTP and Mssrs. Bellick and Gust is 175 West Jackson Boulevard, Suite 340 Chicago, IL 60604.

(6)	According to a Schedule 13G filed with the SEC on November 12, 2024, the Ordinary Shares are held by Cowen & Company LLC.

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HOUSEHOLDING INFORMATION

Unless AlphaVest has received contrary instructions, AlphaVest may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if AlphaVest believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AlphaVest’s expenses. However, if shareholders prefer to receive multiple sets of AlphaVest’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AlphaVest’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact AlphaVest at the following address:

AlphaVest Acquisition Corp

205 W. 37th Street

New York, NY 10018

(203) 998-5540

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

AlphaVest files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. AlphaVest’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of AlphaVest’s filings with the SEC (excluding exhibits) at no cost by contacting AlphaVest at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or AlphaVest’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact AlphaVest at the following address:

AlphaVest Acquisition Corp

205 W. 37th Street

New York, NY 10018

(203) 998-5540

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from AlphaVest’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (800) 207-2872

Email: ATMV@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an AlphaVest shareholder and would like to request documents, please do so by December 11, 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from AlphaVest, such documents will be mailed to you by first class mail or another equally prompt means.

44

ANNEX A

FORM OF AMENDMENT TO THE

THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ALPHAVEST ACQUISITION CORP

[date]

RESOLVED, as a special resolution, that:

(i)	Article 37.6 of the Second Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution passed on December 21, 2023 (the Existing Memorandum and Articles) be deleted in its entirety and replaced as follows:

37.6	Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s stock to be considered a “penny stock”.

(ii)	Article 37.2 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.2	Prior to the consummation of any Business Combination, the Company shall submit such Business Combination to its Members for approval. In no event will the Company consummate the Tender Offer under Article 37 if such redemptions would cause the Company’s Shares to be considered a “penny stock” (as defined in the Exchange Act).

(iii)	Article 37.8 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.8	The Company has until December 22, 2024 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by December 22, 2024, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month, for a total of up to nine (9) months from the Termination Date (i.e. for a total of up to thirty-three (33) months after the consummation of the IPO) to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five days advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or nine (9) months after the Termination Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

(iv)	Article 37.9 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or nine (9) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

(v)	Article 37.11 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or nine (9) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles, unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

A-2

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2024, to the Original Trust Agreement (as defined below) is made by and between AlphaVest Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Original Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 19, 2022 (the “Original Trust Agreement”);

WHEREAS, the Company and the Trustee entered into the first amendment to the Investment Management Trust Agreement dated as of December 21, 2023 (together with the Original Trust Agreement, the “Trust Agreement”)

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on December 18, 2024 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 to extend the date by which the Company must consummate a business combination up to nine (9) times from December 22, 2024 to September 22, 2025 (the “Termination Date”), with each extension comprised of one (1) month (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred); and (ii) a proposal to amend the Trust Agreement, to permit the Company to extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Termination Date to September 22, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $55,000 per one-month extension two (2) days prior to such Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 33 months after the closing of the Offering or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit E of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

B-1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: [●]

Re: Trust Account No. [  ] Extension Letter

Dear [●]:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between AlphaVest Acquisition Corp (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 19, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $55,000 per one-month extension two (2) days prior to such Extension which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth/seventh/eighth/ninth] of up to nine Extension Letters.

Very truly yours,

AlphaVest Acquisition Corp

By:
Name:
Title:

cc: EarlyBirdCapital, Inc.

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

ALPHAVEST ACQUISITION CORP

By:
Name:
Tile:

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

ALPHAVEST ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Yong (David) Yan, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of AlphaVest Acquisition Corp to be held on December 18, 2024 at 9:30 a.m. Eastern Time, virtually via live webcast at www.virtualshareholdermeeting.com/ATMV2024SM or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ALPHAVEST ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Articles Amendment Proposal - It is resolved as a special resolution, that the amendment to AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 21, 2023 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement, which reflects:	☐	☐	☐

(i)	the extension of the date by which the Company must consummate a business combination up to nine (9) times from December 22, 2024 (the “Termination Date”) to September 22, 2025, each by an additional one (1) month (each, an “Extension”) for a total of up to nine (9) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”); and

(ii)

the deletion of the limitation (the “Redemption Limitation”) that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

be adopted with immediate effect.

	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal – It is resolved that the AlphaVest’s investment management trust agreement, dated as of December 19, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 22, 2024 up to nine (9) times for an additional one (1) month each time up to September 22, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, for each one-month extension, $55,000 per one-month extension two (2) days after giving effect to the Redemption, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement;.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment, Extension Amendment and the Redemption Limitation Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, or 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

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